UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported:  June 15, 2010

GRYPHON GOLD CORPORATION (Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-127635 (Commission File Number)	92-0185596 (IRS Employer Identification No.)

675 West Hastings Street, Suite 711 Vancouver, BC V6B 1N2 (Address of Principal Executive Offices) (Zip Code)

(604) 261-2229
(Registrant's Telephone Number, including Area Code)

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On June 15, 2010, Gryphon Gold Corporation (the "Registrant"), its wholly-owned subsidiary Borealis Mining Company ("Borealis"), and Sage Gold Inc. ("Sage", collectively with the Registrant and Borealis, the "Parties") entered into Amendment No. 4 to Option Agreement (the "Amendment"). The Option Agreement, dated March 5, 2010, was previously amended on March 26, 2010, April 19, 2010, and April 28, 2010 (the "Option Agreement").

Pursuant to the Option Agreement, as amended, the Registrant has granted Sage the option to earn a 50% joint venture interest in the Registrant’s Borealis gold project located in the Walker Lane Mineral Belt of Southwest Nevada. Under the terms of the Option Agreement, the Registrant and Sage agreed to enter into a Subscription Agreement pursuant to which Sage will invest an aggregate of US$400,000 in a private placement of units by the Registrant, with US$200,000 to be invested by June 16, 2010 and a further US$200,000 by August 16, 2010.

The foregoing description of the Option Agreement is qualified in its entirety by reference to (i) the Option Agreement, a copy of which is filed as Exhibit 10.1 to the Registrant’s Form 8-K filed with the SEC on March 8, 2010, (ii) Amendment No. 1 to Option Agreement, a copy of which is filed as Exhibit 10.1 to the Registrant’s Form 8-K filed with the SEC on March 30, 2010, (iii) Amendment No. 2 to Option Agreement, a copy of which is filed as Exhibit 10.1 to the Registrant’s Form 8-K filed with the SEC on April 20, 2010, and (iv) Amendment No. 3 to Option Agreement, a copy of which is filed as Exhibit 10.1 to the Registrant’s Form 8-K filed with the SEC on May 6, 2010, each of which is hereby incorporated by reference into this Item 1.01.

Pursuant to the Amendment, Section 2.1(b) of the Option Agreement was amended by the Parties to read as follows:

"During the Option Period, the Parties will use best efforts to negotiate the terms and conditions of the Joint Venture Agreement in accordance with the Indicative Terms of the Joint Venture Agreement set out in Schedule F, and agree to the form thereof as soon as reasonably practicable, but in no event later than July 15, 2010, and either Party may terminate this Agreement if the terms, conditions and form of the Joint Venture Agreement have not been agreed to by July 15, 2010 (the "JV Agreement Condition")."

The Amendment will terminate and will be of no effect if Sage does not complete a purchase of units of the Registrant in the aggregate amount of US$200,000 on or before June 16, 2010.

Other than as set forth above, all other terms and conditions of the Option Agreement remain unamended and in full force and effect. The foregoing description of the Amendment is qualified in its entirety by the copy of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and which is hereby incorporated by reference into this Item 1.01.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amendment No. 4 to Option Agreement, dated June 15, 2010

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gryphon Gold Corporation
(Registrant)

Dated: June 15, 2010	By: /s/ John L. Key
John L. Key Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 4 to Option Agreement, dated June 15, 2010